THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED, OR THE SECURITIES ACT OF ANY JURISDICTION BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING IN WHICH THE SECURITIES WERE OFFERED. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAW, IF SUCH REGISTRATION IS REQUIRED.


                                OPTION AGREEMENT

     THIS OPTION AGREEMENT, effective as of the 7th day of March, 2000, by and between Simione Central Holdings, Inc., a Delaware corporation (the "Company"), and Mestek, Inc., a Pennsylvania corporation (the "Optionee").

                                   WITNESSETH:

     WHEREAS, the Company has entered into a Second Amended and Restated Agreement and Plan of Merger and Investment Agreement by and among the Company, Optionee, a wholly-owned subsidiary of Optionee and certain additional parties (the "Merger Agreement").

     WHEREAS, in connection with the Merger Agreement the Company has sold to Optionee, and Optionee has purchased from the Company, certain securities of the Company as more particularly described in the Merger Agreement.

     WHEREAS,  pursuant to and in  accordance  with the terms and  conditions of
Section 3.3 of the Merger Agreement, the Company and Optionee desire to enter into this Agreement with respect to an option on certain shares of common stock of the Company (the "Common Stock") in order to set forth the terms and conditions upon which such option shall be granted by the Company and exercised by Optionee.

     NOW, THEREFORE, in consideration of the mutual benefits to each party, it is agreed as follows:

     1. Grant of Option. Subject to the terms and conditions set forth herein, Optionee shall have the right to purchase a number of shares of Common Stock equal to 0.8518518 (the "Ratio") multiplied by the number of "Scheduled Option/Warrant Shares" (as defined below); such shares hereinafter are referred to as the "Option Shares," and this option hereinafter is referred to as the "Option". "Scheduled Option/Warrant Shares" means those shares of Common Stock which may be, subject to various agreements evidencing "Scheduled Options/Warrants" (as defined below), purchased by "Scheduled Option/Warrant

Holders" (as defined below), as set forth in Schedule A. The aggregate number of Scheduled Option/Warrant Shares shall be equal to the aggregate number of shares subject to Scheduled Option/Warrants. "Scheduled Option/Warrants" shall mean those options and warrants set forth on Schedule A which have been, on or before the date hereof, granted to Scheduled Option/Warrant Holders. "Scheduled Option/Warrant Holder(s)" shall mean those individuals who have been granted Scheduled Option/Warrants on or before the date hereof. The Company represents and warrants that Schedule A sets forth all outstanding options and warrants of the Company as of the date hereof. Notwithstanding anything in this Agreement to the contrary, Scheduled Option/Warrant Shares shall also be deemed to include any shares of Common Stock issuable as of the date hereof in connection with any outstanding rights to receive shares of Common Stock from or relating to the Company's 1997 reverse stock split.

    2.    Exercise   of   Option.

          (a) Vesting of Option Contingent Upon Exercise of Scheduled Options/Warrants and Purchase of Scheduled Option/Warrant Shares. Immediately upon the exercise after the date hereof of any Scheduled Option/Warrants and purchase of Scheduled Option/Warrant Shares by a Scheduled Option/Warrant Holder (a "Vesting Event"), the Option shall become exercisable with respect to the number of Option Shares equal to the Ratio multiplied by the number of Scheduled Option/Warrant Shares purchased by such Scheduled Option/Warrant Holder (the "Vesting Event Number") at the same price per share as such Scheduled Option/Warrant Shares were purchased (the "Vesting Event Price"). Prior to the occurrence of a Vesting Event, no portion of the Option shall be exercisable by Optionee, and Option Shares shall become subject to purchase under the terms and provisions of the Option only to the extent that Vesting Events occur as set forth in the preceding sentence.

          (b) Notification of Exercise of Scheduled Options/Warrants. Each time any Vesting Event occurs, the Company shall promptly, and in no event later than ten (10) days following such Vesting Event, notify Optionee of the Vesting Event Number and the Vesting Event Price with respect to such Vesting Event, and the date on which such Vesting Event occurred.

          (c) Method of Exercise and Payment. When Option Shares become subject to purchase upon the occurrence of a Vesting Event, the Option Shares which Optionee desires to purchase may be exercised by Optionee's delivery to the Secretary of the Company of one or more Notices of Exercise, in the form of Schedule B, each accompanied by payment in full of the "Option Price" (as defined below). Such delivery must be made within one hundred eighty (180) days of the date on which Optionee received notice of the Vesting Event from the Company. The "Option Price" shall be an amount equal to the number of Option Shares purchased multiplied by the Vesting Event Price, and shall be paid by cashier's check payable to the Company or by wire transfer of immediately available funds to an account designated from time to time by the Company for such purpose.

     3. Termination of Option and Option Rights. The Option shall not be exercisable either in whole or in part 180 days after the date on which Optionee receives notice from the Company that all Scheduled Options/Warrants have either expired and are no longer exercisable, or have been fully exercised. Furthermore, portions of the Option shall terminate (and Option Shares shall no longer be subject to purchase by Optionee) as follows:

         (a) Partial Termination Upon Failure to Exercise. Upon the occurrence of a Vesting Event, any Option Shares which become subject to purchase by Optionee in accordance with the provisions of Section 2 above and which Optionee fails to purchase within 180 days of the date of receipt of notice by Optionee of such Vesting Event, shall cease to be subject to purchase under the Option, and such portion of the Option shall no longer be exercisable.

          (b) Partial Termination Upon Termination of Underlying Scheduled Option/Warrants. To the extent that any Scheduled Option/Warrant Shares are no longer subject to purchase by a Scheduled Option/Warrant Holder due to the expiration or termination of all or a portion of a Scheduled Option/Warrant, or for any other reason, any Option Shares which could have become subject to purchase by Optionee in accordance with the provisions of Section 2 above with respect to a Vesting Event involving such Scheduled Option/Warrant Shares shall cease to be subject to purchase under the Option, and such portion of the Option shall no longer be exercisable.

     4. Notification of Change in Control Transaction. In the event the Company proposes or becomes aware of a "Change in Control Transaction," the Company shall promptly, and in no event later than ten (10) days following the proposal of such Change in Control Transaction, notify the Optionee of such Change in Control Transaction. "Change in Control Transaction" shall mean any transaction wherein the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock.

     5. Registration Rights. The Option Shares shall be subject to, and shall deemed to be "Registrable Shares" within the meaning of, Section 4.1 of the Merger Agreement relating to registration rights.

     6. Reservation of Shares; Validity of Issuance. The Company covenants and agrees that it shall reserve for issuance upon the exercise of this Option and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock for which this Option shall from time to time be exercisable. The Company represents and warrants that all shares issued upon the exercise of this Option will, upon issuance, be fully paid and nonassessable and be free from all liens and charges in respect of their issuance, with all taxes payable by the Company with respect to such issuance fully paid by the Company.

     7. Adjustments for Stock Splits and Combinations. If presently outstanding shares of Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Company convertible or exchangeable into shares of Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid in respect to the Common Stock (but in all cases excluding any such events if material value is paid to the Company in connection therewith), (a) the number of shares of Common Stock which may be acquired by the Optionee upon the exercise of this Option shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (b) the Option Price shall be adjusted, to the same extent and in the same manner that the number of shares subject to, and the exercise price of, the Scheduled Options/Warrants are increased or adjusted, as the case may be. Conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock which may be acquired by the Optionee upon the exercise of this Option shall, simultaneously with the effectiveness of such combination, be proportionately reduced, and the Option Price shall be adjusted in accordance herewith.

     8. Agreement of Optionee. Optionee hereby agrees to hold all of the Option Shares acquired by Optionee pursuant to Optionee's exercise of this Option for investment purposes and not with a view to resale or distribution thereof to the public. Optionee hereby agrees to execute such documents as the Board of Directors of the Company may require with respect to state and federal securities laws and any restrictions on the resale of the Option Shares which may be applicable.

     9. No Impairment. The Company will not, by amendment of its Restated Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Option, but will at all times in good faith assist in the carrying out of all the provisions of this Option and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Optionee. The Company shall not amend, adjust or substitute any of the Scheduled Options/Warrants in a manner that would impair the rights of Optionee under this Option Agreement without the prior written consent of Optionee.

     10. No Voting Rights. This Option shall not entitle Optionee to any voting rights or other rights as a stockholder of the Company, and no dividend or interest shall be payable or accrue in respect of this Option or the interest represented by or the shares purchasable under this Option until and unless, and except to the extent that, this Option shall be exercised.

     11. Stock Certificates. The issuance of stock certificates upon the exercise of this Option shall be made without charge to Optionee for any tax (other than (i) income taxes and (ii) transfer taxes resulting from issuance of stock certificates to a person other than Optionee) in respect of the issue of such stock. Optionee shall for all purposes be deemed to have become the holder of record of the shares issued upon exercise of this Option on the date both the Option Price and the Notice of Exercise are delivered to the Company, irrespective of the date of delivery of the certificate for such shares, except that, if the date the Notice of Exercise and the Option Price are delivered to the Company is a date the Company is closed for business, Optionee shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the Company is open for business. Such certificates evidencing the shares of Common Stock issued pursuant to the exercise of this Option shall bear restrictive legends similar to those at the head of this Agreement and any other legend required pursuant to any federal, state, local or foreign law governing the Common Stock.

  12.  Miscellaneous.

          (a) Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail (including by overnight courier or express mail service), postage or fees prepaid, if to the Company to:

                  Simione Central Holdings, Inc.
                  6600 Powers Ferry Road, Suite 300
                  Atlanta, Georgia 30339
                  Attention:  President

         with a copy to:

                  Arnall Golden & Gregory, LLP
                  2800 One Atlantic Center
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309-3450
                  Attention:  Sherman A. Cohen, Esq.

         if to Optionee to:

                  Mestek, Inc.
                  260 North Elm Street
                  Westfield, Massachusetts 01085
                  Attention:  Stephen M. Shea, CFO

         with a copy to:

                  Baker & McKenzie
                  815 Connecticut Avenue, N.W.
                  Washington, D.C.  20006-4078
                  Attention:  Marc R. Paul, Esq.

or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

          (b) This Agreement is being made in, and shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to, the principles of conflicts of law thereof.

          (c) This Agreement together with the other "Transaction Documents" (as defined in the Merger Agreement), constitute the sole understanding of the parties with respect to the subject matter hereof.

          (d) The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          (e) This Agreement may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

          (f) This Agreement shall not be assigned by either party without the prior written consent of the other party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date indicated on the first page hereof.

                                    COMPANY:

                                    SIMIONE CENTRAL HOLDINGS, INC.


                                    By: ___________________________________
                                        Name:  R. Bruce Dewey
                                        CEO and President


                                    OPTIONEE:

                                    MESTEK, INC.


                                    By:___________________________________
                                       Name:
                                       Chairman, CEO and President

                                   Schedule A
                                   ----------

     The option price and number of shares listed on the following "Grant Summary Report" is presented prior to the implementation of the one for five reverse stock split of Simione common stock on the Closing Date (the "Reverse Stock Split"). For each optionee and warrant holder, to give effect to the Reverse Stock Split, the option price and warrant price as listed on the Grant Summary Report shall be deemed to be multiplied by five and the number of shares shall be deemed to be divided by five.



                          From 01/01/1999 to 03/07/2000
                    For All Plans and Plan Types ISO, NQ, RES
                                                                                                Weighted
                                                                                           Average Exercise
                                                Shares           Exercise Price                  Price
                                               ___________________________________________________________

Options Outstanding as of 01/01/1999           2,051,627        $0.7400  -   $14.0000            $5.4376

   Options Granted                               685,400        $1.5000  -   $14.7100            $2.2938
     Option Price = Fair Market Value            632,500        $1.5000  -    $2.6250            $1.8987
     Option Price > Fair Market Value             20,400       $14.7100  -   $14.7100           $14.7100
     Option Price < Fair Market Value             32,500        $1.6875  -    $2.3400            $2.1894

   Options Exercised                              85,000        $0.7400  -    $0.7400            $0.7400

   Options Forfeited*                            534,431        $1.7500  -   $11.1250            $4.3015
   *canceled unvested options only

   Options Canceled (Total)                      566,598        $1.7500  -   $11.1250            $4.6148

Options Outstanding as of 03/06/2000           2,085,429        $0.7400  -   $14.7100            $4.8194

Options Exercisable as of 03/06/2000           1,582,398        $0.7400  -   $14.7100            $5.1910

Weighted Average FASB Fair Value                 $1.5273

                       Options Outstanding and Exercisable
                                 by Price Range
                                 as of 03/07/00


                               OPTIONS OUTSTANDING                                        OPTIONS EXERCISABLE
---------------------------------------------------------------------------------- -----------------------------------
  Range of Exercise       Outstanding      Remaining            Weighted-Average     Exercisable      Weighted-Average
        Prices            as of 3/7/00   Contractual Life        Exercise Price     as of 03/07/00      Exercise Price
---------------------------------------------------------------------------------- -----------------------------------
  $0.0000  -  $1.4710        7,344                   0.4              $0.7400           7,344             $0.7400
  $1.4711  -  $2.9420      836,875                   8.2              $1.9332         503,543             $2.0602
  $2.9421  -  $4.4130      335,862                   5.4              $3.2136         335,862             $3.2136
  $4.4131  -  $5.8840      128,272                   5.7              $5.0000         128,272             $5.0000
  $5.8841  -  $7.3550      371,832                   7.5              $6.5391         234,499             $6.4342
  $7.3551  -  $8.8260       35,000                   5.6              $8.4121          35,000             $8.4121
  $8.8261  - $10.2970       40,834                   7.7              $9.0000          27,501             $9.0000
 $10.2971  - $11.7680      299,843                   6.2             $10.6546         282,477            $10.6257
 $11.7681  - $13.2390        5,000                   7.2             $12.0000           3,333            $12.0000
 $13.2391  - $14.7100       24,567                   9.0             $14.5896          24,567            $14.5896

                        -------------- -------------------- ---------------------- -------------- --------------------
                         2,085,429                   7.1              $4.8194       1,582,398             $5.1910


                             STOCK PURCHASE WARRANTS
                             -----------------------

Common Shares             Exercise Price                Expiration Date
-------------             --------------                ---------------
    125,000                  $  1.00                    February 24, 2005
     10,000                   $11.26                    May 27, 2000
    --------
    135,000
                           SCHEDULED                   = 2,085,429 + 135,000
                           OPTIONS/WARRANTS            = 2,220,429

OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

InfoMed Plan (Registered)

                                AS OF 03/07/2000

                                                                                                             Aggregate
                                                                                                           Outstanding
                            Options    Option Price   Options        Options      Options       Options         Option
Grant Date         Type     Granted    per Share      Exercised     Canceled  Exercisable   Outstanding          Price
----------------- ------- ------------ -------------- ---------- ------------ ------------- -------------- ------------

8/1/1989           ISO          750      $3.000000          750           0             0             0           $.00

8/1/1989           ISO       18,000      $4.260000        3,500           0        14,500        14,500     $61,770.00

8/1/1989           NQ           500      $4.260000          500           0             0             0           $.00

8/9/1991           ISO          750      $3.000000            0         250           500           500      $1,500.00

6/30/1992          NQ           136      $2.200000            0         136             0             0           $.00

8/1/1994           ISO          500      $4.250000            0         500             0             0           $.00

12/10/1996         ISO       32,500     $10.500000            0      32,500             0             0           $.00

3/26/1997          ISO       17,500     $14.000000            0      17,500             0             0           $.00
----------------- ------- ------------ -------------- ---------- ------------ ------------- -------------- ------------
Plan Totals                  70,636      $5.243043        4,750      50,886        15,000        15,000     $63,270.00
                                                                                                      0 SARs


OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

                                AS OF 03/07/2000

Simione (former CHMS)

                                         Option                                                           Aggregate
                            Options     Price per   Options        Options     Options       Options     Outstanding
Grant Date         Type     Granted       Share     Exercised     Canceled   Exercisable   Outstanding   Option Price
----------------- ------- ------------ ------------ ------------ ----------- ------------- ------------- --------------

1/18/1996          ISO      113,656      $3.160000       4,954             0     108,702        108,702   $343,498.32

1/18/1996          NQ       150,311      $3.160000       4,252             0     146,059        146,059   $461,546.44

3/11/1996          ISO        1,101      $3.160000           0             0       1,101          1,101     $3,479.16

9/4/1996           ISO      136,525      $5.000000         734        47,524      88,267         88,267   $441,335.00

9/4/1996           NQ        72,118      $5.000000       8,075        24,038      40,005         40,005   $200,025.00

1/7/1997           ISO       42,000     $10.500000           0        21,332      20,668         20,668   $217,014.00

3/23/1997          ISO       12,500     $14.000000           0         8,333       4,167          4,167    $58,338.00
----------------- ------- ------------ ------------ ------------ ----------- ------------- ------------- --------------
Plan Totals                 528,211      $4.600702      18,015       101,227     408,969        408,969  $1,725,235.92
                                                                                                     0 SARs

OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

                                AS OF 03/07/2000

SCHI NQ (Directors)
                                           Option                                                              Aggregate
                            Options     Price per        Options     Options      Options         Options    Outstanding
Grant Date         Type     Granted         Share      Exercised    Canceled   Exercisable     Outstanding  Option Price
------------------------------------------------------------------------------------------------------------------------

1/2/1997            NQ        5,000      $8.625000           0             0         5,000           5,000    $43,125.00

6/21/1997           NQ        5,000     $12.000000           0             0         3,333           5,000    $60,000.00
----------------- ------- ------------ ------------ ------------ ----------- ------------- -------------- -------------
Plan Totals                  10,000     $10.312500           0             0         8,333          10,000   $103,125.00
                                                                                                         0 SARs

OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

                                AS OF 03/07/2000

SCHI Omnibus Equity-Based

                                           Option                                                               Aggregate
                            Options     Price per       Options     Options        Options      Options       Outstanding
Grant Date         Type     Granted         Share     Exercised    Canceled    Exercisable  Outstanding      Option Price
----------------- ------- ------------ ------------ ------------ ----------- -------------- --------------- ----------------

8/26/1997          ISO      142,800     $11.126000            0      68,625       56,809         74,175       $826,196.88
8/26/1997          ISO        7,000     $11.130000            0       7,000            0              0              $.00
9/23/1997          ISO       21,088      $8.876000            0      21,088            0              0              $.00
9/23/1997           NQ       78,912      $9.875000            0      78,912            0              0              $.00
12/1/1997          ISO        2,500      $9.000000            0       1,666          834            834         $7,506.00
2/2/1998           ISO        2,000      $6.750000            0       2,000            0              0              $.00
6/12/1998          ISO       40,282      $6.625000            0           0       13,427         40,282       $266,868.25
6/12/1998           NQ       37,218      $6.625000            0           0       12,406         37,218       $246,569.25
6/16/1998          ISO      292,286      $6.750000            0     208,947       26,379         83,339       $562,538.25
6/16/1998           NQ       70,214      $6.750000            0      34,219       15,623         35,995       $242,966.25
7/13/1998          ISO       37,500      $6.750000            0      37,500            0              0              $.00
8/13/1998          ISO       20,000      $2.625000            0           0        6,668         20,000        $52,500.00
11/30/1998         ISO       79,372      $2.000000            0      34,372       15,000         45,000        $90,000.00
11/30/1998          NQ        5,628      $2.000000            0       5,628            0              0              $.00
12/21/1998         ISO       75,000      $1.562500            0           0       25,000         75,000       $117,187.50
12/22/1998         ISO      150,000      $1.750000            0     150,000            0              0              $.00
1/8/1999            NQ      300,000      $2.000000            0           0      300,000        300,000       $600,000.00
1/21/1999          ISO       25,000      $2.340000            0      25,000            0              0              $.00
4/5/1999           ISO        7,500      $1.687500            0           0            0          7,500        $12,656.25
5/__/1999          ISO       72,916      $1.500000            0           0            0         72,916       $109,374.00
6/__/1999           NQ        2,084      $1.500000            0           0            0          2,084         $3,126.00
6/21/99            ISO      100,000      $2.062500            0     150,000            0              0              $.00
7/12/1999          ISO        7,500      $2.626000            0           0            0          7,500        $19,687.50
8/6/1999           ISO       18,664     $14.710000            0           0       18,664         18,664       $274,547.44
8/6/1999            NQ        1,736     $14.710000            0           0        1,736          1,736        $25,536.56
9/9/1999           ISO      150,000      $1.760000            0           0            0        150,000       $262,500.00
----------------- ------- ------------ ------------ ------------ ----------- -------------- --------------- ----------------
Plan Totals               1,747,200      $9.752975            0     774,967      492,646        972,243     $3,718,760.13
                                                                                                        0 SARs

OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

                                AS OF 03/07/2000


Plan

                                            Option                                                           Aggregate
                            Options      Price per      Options     Options       Options        Options   Outstanding
Grant Date         Type     Granted          Share    Exercised    Canceled   Exercisable    Outstanding  Option Price
----------------- ------- ------------ ------------ ------------ ----------- ------------- -------------- -------------

1/31/1989           NQ        2,040       $.740000        2,040           0             0              0            $.00

4/20/1989           NQ       16,700       $.740000       16,700           0             0              0            $.00

7/7/1989            NQ        3,400       $.740000        3,400           0             0              0            $.00

10/4/1990           NQ        2,040       $.740000            0           0         2,040          2,040       $1,509.60

12/30/1990          NQ        2,040       $.740000            0           0         2,040          2,040       $1,509.60

6/6/1991            NQ       68,000       $.740000       68,000           0             0              0            $.00

9/28/1992           NQ       47,600      $2.200000            0           0        47,600         47,600     $104,720.00

1/7/1993            NQ       13,596      $2.200000            0           0        13,596         13,596      $29,911.20

2/24/1994           NQ        2,500      $8.000000        2,500           0             0              0            $.00

8/1/1994            NQ        2,500      $4.260000            0           0         2,500          2,500      $10,650.00

11/2/1994           NQ        5,000      $7.760000            0           0         5,000          5,000      $38,800.00

8/23/1995           NQ          543      $6.250000            0           0           543            543       $3,393.75

10/23/1995          NQ       94,999      $2.260000            0           0        94,999         94,999     $214,697.74

12/30/1995          NQ       37,500      $3.250000            0           0        37,500         37,500     $121,875.00

8/9/1996            NQ       25,000      $3.000000            0           0        25,000         25,000      $75,000.00

8/28/1996           NQ       25,000      $8.500000            0           0        25,000         25,000     $212,500.00

9/23/1996           NQ      148,455      $6.250000            0           0       149,455        149,455     $934,093.75

10/8/1996           NQ      205,000     $10.500000            0           0       205,000        205,000   $2,152,500.00

1/2/1998            NQ       77,500      $9.000000            0      37,500        26,667         40,000     $360,000.00

____1998            NQ       25,000      $7.000000            0           0        16,866         25,000     $175,000.00
----------------- ------- ------------ ------------ ------------ ----------- ------------- --------------  -------------
Plan Totals                 805,413      $4.185814       92,640      37,500       653,806        675,273   $4,436,160.64
                                                                                                     0 SARs

OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

                                AS OF 03/07/2000

Plan (IMHI "NPR")

                                            Option                                                            Aggregate
                            Options      Price per      Options     Options       Options        Options    Outstanding
Grant Date         Type     Granted          Share    Exercised    Canceled   Exercisable    Outstanding   Option Price
----------------- ------- ------------ ------------ ------------ ----------- ------------- -------------- --------------

6/12/1989           NQ          340       $.740000            0         340             0              0           $.00

10/20/1989          NQ          680       $.740000            0           0           680            680        $503.20

1/2/1990            NQ        7,500     $10.000000            0       7,500             0              0           $.00

8/7/1990            NQ        1,360       $.740000            0           0         1,360          1,360      $1,006.40

8/20/1991           NQ          680       $.740000            0           0           680            680        $503.20

10/30/1991          NQ          680       $.740000          680           0             0              0           $.00

6/30/1992           NQ        2,312      $2.200000        1,632         272           408            408        $897.60

9/15/1993           NQ          544       $.740000            0           0           544            544        $402.66

9/30/1993           NQ          272      $2.200000            0           0           272            272        $598.40

10/8/1996           NQ      189,264      $5.000000      189,264           0             0              0           $.00
----------------- ------- ------------ ------------ ------------ ----------- ------------- -------------- --------------
Plan Totals                 203,632      $2.509333      191,576       8,112         3,944          3,944      $3,911.36
                                                                                                      0 SARs
----------------- ------- ------------ ------------ ------------ ----------- ------------- -------------- --------------
Grand Totals              3,365,092      $7.013606      306,981     972,682     1,582,398      2,085,429  $10,050,463.05
                                                                                                      0 SARs

OPTIONS OUTSTANDING REPORT                       SIMIONE CENTRAL HOLDINGS, INC.

                                AS OF 03/07/2000

                           Options Outstanding by Plan
                           ---------------------------

                                                     Options Outstanding
                                                     -------------------

1994 InfoMed Plan (Registered)                                   15,000

1996 Simione (former CHMS)                                      408,969

1997 SCHI NQ (Directors)                                         10,000

1997 SCHI Omnibus Equity-Based                                  972,243

Non Plan                                                        675,273

Non Plan (IMHI "NPR")                                             3,944

                                   SCHEDULE B
                                   ----------
                               NOTICE OF EXERCISE

Simione Central Holdings, Inc.
6600 Powers Ferry Road, Suite 300
Atlanta, Georgia 30339
Attention:  President

     Exercise of Option. Effective as of today, _____________, ______, the undersigned, Mestek, Inc., a Pennsylvania corporat-ion ("Purchaser"), hereby elects to purchase _____________ shares (the "Shares") of the common stock of Simione Central Holdings, Inc. (the "Company") pursuant to that certain Option Agreement by and between Purchaser and the Company dated March 7, 2000 (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement.

     Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares by cashiers check payable to the Company or by wire transfer of immediately available funds.

     Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and other information provided by the Company or available to the Purchaser for the purpose of evaluating the investment in the Shares of the Company and agrees to abide by and be bound by their terms and conditions, as applicable.

     Rights as Shareholder. A share certificate for the number of Shares shall be issued to the Purchaser as soon as practicable after the date hereof, pursuant to Section 11 of the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date hereof.

     Entire Agreement. The Option Agreement and Transaction Documents (as defined in the Option Agreement) are incorporated herein by reference. This Notice of Exercise, the Option Agreement and the Transaction Documents
constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Purchaser.

Submitted by:                              Accepted by:

MESTEK, INC.                               SIMIONE CENTRAL HOLDINGS, INC.


By:_______________________________         By: _______________________________
Name:_____________________________         Name:______________________________
Its:______________________________         Its:_______________________________